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                                                                    Exhibit 23.1


                         Independent Auditors' Consent


The Board of Directors
Wave Systems Corp.:


We consent to the use of our report incorporated herein by reference.


                                                           KPMG Peat Marwick LLP


New York, New York
September 6,1996